UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2303 Dulles Station Boulevard Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

          On May 7, 2014, Strayer Education, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

          The information contained in Exhibit 99.1 is deemed furnished under this Item, and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on May 6, 2014.  There were 10,843,301 shares of common stock eligible to be voted at the Annual Meeting and 10,014,184 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: To elect ten directors to the Board of Directors from the nominees named in the attached proxy statement to serve for a term of one year or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	8,692,455	315,280	4,199	1,002,250
Dr. John T. Casteen, III	8,765,615	242,255	4,064	1,002,250
Dr. Charlotte F. Beason	8,760,106	247,924	3,904	1,002,250
William E. Brock	8,732,007	275,663	4,264	1,002,250
Robert R. Grusky	8,761,721	246,049	4,164	1,002,250
Robert L. Johnson	8,407,239	600,431	4,264	1,002,250
Karl McDonnell	8,965,421	42,349	4,164	1,002,250
Todd A. Milano	8,755,983	247,751	8,200	1,002,250
G. Thomas Waite, III	8,759,382	248,388	4,164	1,002,250
J. David Wargo	8,731,306	276,464	4,164	1,002,250

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstain	Broker Non-Vote
9,937,242	74,991	1,951	0

Proposal 3: To conduct an advisory vote on the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
8,578,417	428,842	4,675	1,002,250
Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description
99.1	Press Release, dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date:	May 7, 2014	By:	/s/ Mark C. Brown

Mark C. Brown
Executive Vice President and Chief Financial Officer